UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2020 (October 27, 2020)

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309-7676

(Address of principal executive offices)

(404) 853-1400

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Acuity Brands, Inc., a Delaware corporation (the “Company”), has adopted an amendment to the Acuity Brands, Inc. 2002 Supplemental Executive Retirement Plan, as amended and restated effective July 1, 2019 (the “Plan”), to provide that, effective as of October 26, 2020, no additional officers of the Company will be permitted to become participants in the Plan on or after such date; however, current participants will continue to accrue benefits under the current terms of the Plan.

A copy of the amendment to the Plan will be included as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2020.

Item 8.01.	Other Events.

On October 27, 2020, Acuity Brands Lighting, Inc. (“ABL”), the wholly-owned operating subsidiary of the Company, the Company and ABL IP Holding LLC, a wholly-owned subsidiary of ABL, entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), pursuant to which ABL agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of ABL’s 2.150% senior notes due 2030 (the “Notes”). The Notes will be fully and unconditionally guaranteed by the Company and ABL IP Holding LLC.

The Notes are being issued and sold pursuant to a registration statement on Form S-3ASR (File No. 333-249656), including the prospectus contained therein, and a related prospectus supplement dated October 27, 2020.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

1.1	Underwriting Agreement, dated as of October 27, 2020, among Acuity Brands Lighting, Inc., Acuity Brands, Inc., ABL IP Holding LLC and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2020

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer